                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 4, 2006

                    LB-UBS Commercial Mortgage Trust 2006-C6
                       (Exact Name of the Issuing Entity)

                   Structured Asset Securities Corporation II
             (Exact Name of Registrant as Specified in Its Charter)

       Lehman Brothers Holdings Inc. and UBS Real Estate Investments Inc.
               (Exact Name of Sponsor as Specified in Its Charter)

           Delaware                333-129844-03             82-0569805
 (State or Other Jurisdiction       (Commission     (IRS Employer Identification
of Incorporation of Registrant)     File Number)         No. of Registrant)

               745 Seventh Avenue, New York, New York       10019
              (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code (212) 526-7000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On October 4, 2006, a pooling and servicing agreement dated as of September
11, 2006 (the "Pooling and Servicing Agreement"), was entered into by and among
Structured Asset Securities Corporation II (the "Registrant") as depositor,
Wachovia Bank, National Association as master servicer, LNR Partners, Inc. as special servicer, and LaSalle Bank National Association as trustee. The Pooling and Servicing Agreement was entered into for the purpose of creating a New York common law trust, designated as LB-UBS Commercial Mortgage Trust 2006-C6 (the
"Issuing Entity"), and issuing a single series of certificates, entitled LB-UBS
Commercial Mortgage Trust 2006-C6, Commercial Mortgage Pass-Through
Certificates, Series 2006-C6 (the "Certificates"). The offer and sale of certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3,
Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class
D, Class E, Class F and Class X-CP (collectively, the "Underwritten
Certificates"), were registered under the Registrant's registration statement on
Form S-3 (Registration No. 333-129844). The Underwritten Certificates were sold to Lehman Brothers Inc., UBS Global Asset Management (US) Inc. and UBS
Securities LLC (collectively, the "Underwriters") pursuant to an underwriting agreement dated as of September 22, 2006 (the "Underwriting Agreement") between the Registrant, the Underwriters, Lehman Brothers Holdings Inc. ("LBHI") and UBS
Real Estate Investments Inc. ("UBSREI"). The mortgage loans (the "Mortgage
Loans") backing the Underwritten Certificates were acquired by the Registrant from (1) UBSREI as seller pursuant to a mortgage loan purchase agreement dated as of September 22, 2006 between UBSREI and the Registrant (the "UBS/Registrant
Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by UBSREI with respect to the UBSREI Mortgage Loans, (2) LBHI as seller pursuant to a mortgage loan purchase agreement dated as of September 22,
2006 between LBHI and the Registrant (the "LBHI/Registrant Mortgage Loan
Purchase Agreement"), and (3) LUBS Inc. ("LUBS") as seller pursuant to a mortgage loan purchase agreement dated as of September 22, 2006 between LUBS,
LBHI and the Registrant (the "LUBS/Registrant Mortgage Loan Purchase
Agreement"). The Pooling and Servicing Agreement contains representations and warranties made by the Registrant with respect to the LBHI Mortgage Loans and the LUBS Mortgage Loans.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

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     Not applicable.

(c)  Shell Company Transactions:

     Not applicable.

(d)  Exhibits:

Exhibit No.   Description
-----------   -----------
1.1           Underwriting Agreement dated as of September 22, 2006 among
              Structured Asset Securities Corporation II as seller, Lehman
              Brothers Inc., UBS Global Asset Management (US) Inc. and UBS
              Securities LLC as underwriters and UBS Real Estate Investments
              Inc. and Lehman Brothers Holdings Inc. as mortgage loan sellers.

4.1           Pooling and Servicing Agreement dated as of September 11, 2006 among Structured Asset Securities Corporation II as depositor,
              Wachovia Bank, National Association as master servicer, LNR
              Partners, Inc. as special servicer and LaSalle Bank National
              Association as trustee.

99.1          UBS Mortgage Loan Purchase Agreement dated as of September 22,
              2006 between UBS Real Estate Investments Inc. as seller and
              Structured Asset Securities Corporation II as purchaser.

99.2          LBHI/Registrant Mortgage Loan Purchase Agreement dated as of
              September 22, 2006 between Lehman Brothers Holdings Inc. as seller and Structured Asset Securities Corporation II as purchaser.

99.3          LUBS/Registrant Mortgage Loan Purchase Agreement dated as of
              September 22, 2006 between LUBS Inc. as seller, Lehman Brothers
              Holdings Inc. as an additional party, and Structured Asset
              Securities Corporation II as purchaser.

99.4          Tax Opinion of Sidley Austin LLP, together with consent.

99.5          Legality Opinion of Sidley Austin LLP, together with consent.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 19, 2006

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                        By: /s/ David Nass
                                            ------------------------------------
                                            Name: David Nass
                                            Title: Senior Vice President

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.

1.1           Underwriting Agreement dated as of September 22, 2006 among
              Structured Asset Securities Corporation II as seller, Lehman
              Brothers Inc., UBS Global Asset Management (US) Inc. and UBS
              Securities LLC as underwriters and UBS Real Estate Investments
              Inc. and Lehman Brothers Holdings Inc. as mortgage loan sellers.

4.1           Pooling and Servicing Agreement dated as of September 11, 2006 among Structured Asset Securities Corporation II as depositor,
              Wachovia Bank, National Association as master servicer, LNR
              Partners, Inc. as special servicer and LaSalle Bank National
              Association as trustee.

99.1          UBS Mortgage Loan Purchase Agreement dated as of September 22,
              2006 between UBS Real Estate Investments Inc. as seller and
              Structured Asset Securities Corporation II as purchaser.

99.2          LBHI/Registrant Mortgage Loan Purchase Agreement dated as of
              September 22, 2006 between Lehman Brothers Holdings Inc. as seller and Structured Asset Securities Corporation II as purchaser.

99.3          LUBS/Registrant Mortgage Loan Purchase Agreement dated as of
              September 22, 2006 between LUBS Inc. as seller, Lehman Brothers
              Holdings Inc. as an additional party, and Structured Asset
              Securities Corporation II as purchaser.

99.4          Tax Opinion of Sidley Austin LLP, together with consent.

99.5          Legality Opinion of Sidley Austin LLP, together with consent.

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